As filed with the Securities and Exchange Commission on October 23, 2009

Securities Act File No. 333-152915
Investment Company Act File No. 811-22227

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Post-Effective Amendment No. 9	|X|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 11	|X|
(Check appropriate box or boxes.)

INDEXIQ ETF TRUST
(Exact Name of Registrant as Specified in Charter)

800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (914) 697-4946

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Name and Address of Agent for Service)

With a copy to:

Peter J. Shea, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
x	immediately upon filing pursuant to paragraph (b) of Rule 485.
o	on [date] pursuant to paragraph (b) of Rule 485.
o	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
o	on [date] pursuant to paragraph (a) of Rule 485.
o	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
o	on [date] pursuant to paragraph (a) of Rule 485.

Title of Securities Being Registered: Shares of Beneficial Interest,
no par value.

Preliminary Copy—Subject to Completion, dated October 23, 2009

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
IndexIQ ETF Trust

IndexIQ ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios called “Funds.” This Prospectus relates to the following 15 Funds:

Name	CUSIP	Symbol
IQ CPI Inflation Hedged ETF	45409 B6 02	CPI
IQ Hedge Equal Weight Multi-Strategy Tracker ETF
IQ Hedge Asset Weight Multi-Strategy Tracker ETF
IQ Hedge Inverse Multi-Strategy Tracker ETF
IQ Hedge Strategy One Tracker ETF
IQ Hedge Strategy Two Tracker ETF
IQ Hedge Dedicated Short Bias Tracker ETF
IQ Hedge Strategy Three Tracker ETF
IQ Hedge Market Directional Tracker ETF
IQ Hedge Absolute Return Tracker ETF
IQ Hedge Relative Value Tracker ETF
IQ ARB Merger Arbitrage ETF	45409 B8 00	MNA
IQ ARB Global Resources ETF	45409 B8 83	GRES
IQ ARB Global Real Estate ETF
IQ ARB Global Infrastructure ETF

Each Fund is an exchange-traded fund. This means that shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, and trade at market prices. The market price for a Fund’s shares may be different from its net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at their NAV only in blocks of 50,000 shares or multiples thereof (each, a “Creation Unit”). Only certain large institutional investors, known as “Authorized Participants,” may purchase and redeem Creation Units directly from a Fund at NAV. These transactions are usually in exchange for a basket of securities similar to a Fund’s portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM A FUND AT NAV.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

October 23, 2009

NOT FDIC INSURED

MAY LOSE VALUE.

NO BANK GUARANTEE.

INTRODUCTION

The Trust is an investment company consisting of separate investment portfolios (each, a “Fund”) that are exchange-traded funds (“ETFs”). ETFs are index funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional index fund investing. The investment objective of each Fund is to replicate as closely as possible, before fees and expenses, the price and yield performance of a particular index (each, an “Underlying Index”) developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of the Funds’ investment advisor.

This prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and each Fund in particular.

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to each Fund. Mellon Capital Management Corporation (“Mellon”) is expected to serve as the sub-advisor to each Fund except the IQ ARB Merger Arbitrage Fund upon such Fund’s commencement of operations. Esposito Partners, LLC (“Esposito”) is expected to serve as the sub-advisor to the IQ ARB Merger Arbitrage Fund upon its commencement of operations. In their capacity as sub-advisor to a Fund, Mellon and Esposito are referred to herein as the “Sub-Advisor.”

IQ CPI INFLATION HEDGED ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ CPI Inflation Hedged Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the Consumer Price Index (the “CPI”), a leading government measure of inflation in the U.S. economy.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the components (“Underlying Index Components”) that make up the Underlying Index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a “fund of funds,” meaning that its corresponding Underlying Index includes primarily underlying funds. The Underlying Index consists of a number of Underlying Index Components selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index seeks to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the CPI (the “Strategy”). The CPI, which is published by the Bureau of Labor Statistics, is a measure of the average change in prices over time of goods and services purchased by households. The CPI is reported with monthly frequency, but due to seasonality and other factors the monthly change in the CPI is reported both as the 1-month change and also on a rolling 12-month basis (the “Rolling 12-month CPI Returns”). It is the Rolling 12-month CPI Returns, not the monthly returns of the CPI, that the Underlying Index incorporates into its construction process.

The Underlying Index includes exposures to asset classes whose returns incorporate inflation expectations in an attempt to achieve its investment objective. This is based on the premise that capital market returns tend to be forward looking and anticipate economic developments, including inflation expectations. For example, if the market anticipates higher inflation over time, interest rates would be expected to increase. At the same time, long term bonds have a greater duration than short term bonds. The combination of higher interest rates and longer duration for long-term bonds would be expected to cause long-term bonds to have greater price declines than short-term bonds. Accordingly, the Underlying Index and therefore the Fund would be expected to allocate away from long-term bonds and more towards short-term bonds. Since the Underlying Index’s objective is to provide a “real return,” as described above, the index construction process involves adding a real return target over and above the CPI returns and using the resulting “nominal returns” (i.e., inflation plus real return) to determine the weights of the Underlying Index Components.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. large cap equity;

  U.S. small cap equity;

  Foreign equity (Europe, Australasia & Far East);

  U.S. government short-, intermediate-, and long-term maturity obligations;

  Foreign currencies and currency futures;

  U.S. real estate; and

  Commodities.

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in producing a real rate of return above the CPI. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is partially based on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from its objective.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-backed Securities Risk; Small Capitalization Companies Risk; Value Investing Style Risk; Growth Style Investing Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Liquidity Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

Commodities Risk

The Fund may have significant exposure to the commodities markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. Commodities generally exhibit greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the performance of certain Underlying ETFs is linked to the performance of highly volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of shares of the Underlying ETFs.

See also “Additional Risks” for other risk factors.

IQ HEDGE EQUAL WEIGHT MULTI-STRATEGY TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Equal Weight Multi-Strategy Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing certain investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index seeks to replicate the beta return characteristics of hedge funds that employ various hedge fund investment styles, which may include, but are not limited to, long/short, global macro, market neutral, event-driven, fixed income arbitrage, emerging markets, and other strategies commonly used by hedge fund managers (the “Strategy”):

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Global Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

  Emerging Markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index applies an equal weighting to each hedge fund investment style it tracks.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor. In the case of the Underlying Index specifically, IndexIQ weights equally multiple IndexIQ replication indexes, each of which seeks to replicate a different Hedge Fund Strategy, in an attempt to generate the beta returns of the hedge fund universe.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities.

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Equal Weight Strategy Risk

Since the Underlying Index includes the equal weighting of each Hedge Fund Strategy, there is a risk that the Fund may not generate the beta returns of the hedge fund universe. This is particularly true if the hedge fund universe has a relatively unequal weighting among the various Hedge Fund Strategies, since the returns of the equal weighted Underlying Index would tend to differ from the returns of the hedge fund universe. To the extent the un-equal weights of the Hedge Fund Strategies resulted in outperformance relative to equal weighting, the Fund likely would underperform the hedge fund universe.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE ASSET WEIGHT MULTI-STRATEGY TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Asset Weight Multi-Strategy Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing certain investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index seeks to replicate the beta return characteristics of hedge funds that employ various hedge fund investment styles, which may include, but are not limited to, long/short, global macro, market neutral, event-driven, fixed income arbitrage, emerging markets, and other strategies commonly used by hedge fund managers (the “Strategy”):

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Global Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

  Emerging Markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index incorporates the approximate relative asset weights being managed by hedge fund managers utilizing each hedge fund investment style it tracks.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor. In the case of the Underlying Index specifically, IndexIQ weights multiple IndexIQ replication indexes, each of which seeks to replicate a different Hedge Fund Strategy, based on the relative approximate amount of assets being managed by hedge fund managers utilizing each Hedge Fund Strategy, in an attempt to generate the beta returns of hedge fund universe.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities.

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Asset Weight Strategy Risk

Since the Underlying Index incorporates the approximate relative asset weights being managed by hedge fund managers utilizing each Hedge Fund Strategy, there is a risk that the Fund may have a disproportionately high weighting in one or more Hedge Fund Strategies. In the event that such heavily weighted Hedge Fund Strategies exhibit more volatile performance, including but not limited to the possibility of a sudden decline in performance, such performance characteristics would be expected to translate into similar performance by the Fund, thereby exposing the Fund to potentially greater volatility and potentially greater loss.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE INVERSE MULTI-STRATEGY TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Inverse Multi-Strategy Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the inverse of the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing certain investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index seeks to replicate the beta return characteristics of the inverse returns of hedge funds that employ various hedge fund investment styles, which may include, but are not limited to, long/short, global macro, market neutral, event-driven, fixed income arbitrage, emerging markets, and other strategies commonly used by hedge fund managers (the “Strategy”):

  Long/Short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

  Global Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed income, currency and commodity markets that are expected to lead to large price movements.

  Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

  Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

  Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

  Emerging Markets hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

IndexIQ’s approach to hedge fund replication generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”). In the case of the Underlying Index specifically, IndexIQ employs this replication process in an attempt to replicate the beta return characteristics of the inverse returns of hedge funds, not to replicate hedge fund returns. To accomplish this, IndexIQ takes the returns of a Hedge Fund Strategy that it would normally use in its replication process, calculates the inverse of those returns (the “Inverse Return Series”), and then conducts its replication process in an attempt to replicate the beta return characteristics of the Inverse Return Series.

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to the Inverse Return Series, which is the inverse of the returns that are publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities.

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE STRATEGY ONE TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Distressed Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing distressed asset investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a distressed securities strategy (the “Strategy”). The Strategy typically involves investing in securities, such as common and preferred shares, bank debt, trade claims and corporate bonds, of companies that are near, or are currently going through, bankruptcy in order to profit later based either on the company’s ability to improve its operations or the success of the bankruptcy process.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities.

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Distressed Strategy Risk

Since the Underlying Index seeks to replicate the return characteristics of hedge funds employing a distressed strategy, the Fund will be exposed to certain risks associated with a distressed strategy. Debt securities rated below investment grade, sometimes called “junk bonds,” and unrated debt securities purchased by distressed hedge fund managers generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. As a result, distressed hedge fund strategies tend to be volatile and susceptible to significant loss, which would also be reflected in the performance of the Fund, which is seeking to replicate the returns of distressed hedge fund managers.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

Call Risk

The Fund may have significant exposure to callable securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF’s net investment income.

Credit/Default Risk

The Fund may have significant exposure to fixed income securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. Credit and default risk exists where an issuer or guarantor of fixed income securities (including ETNs) held by an Underlying ETF may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high yield or “junk” bonds presenting the greatest risk.

High Yield Securities Risk

The Fund may have significant exposure to high yield securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

See also “Additional Risks” for other risk factors.

IQ HEDGE STRATEGY TWO TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Convertible Arbitrage Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing convertible arbitrage investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a convertible arbitrage strategy (the “Strategy”). The Strategy typically involves taking long positions in convertible bonds or warrants, hedged with a short position, often in the underlying stock, in order to take advantage of mispricings between the bonds or warrants and the underlying stock.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Convertible Arbitrage Strategy Risk

Since the Underlying Index seeks to replicate the return characteristics of hedge funds employing a convertible arbitrage strategy, the Fund will be exposed to certain risks associated with a convertible arbitrage strategy. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless, thereby causing a precipitous decline in returns for the hedge funds investing in such convertible securities and thus the Fund, which is seeking to replicate such returns.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

Call Risk

The Fund may have significant exposure to callable securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF’s net investment income.

Credit/Default Risk

The Fund may have significant exposure to fixed income securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. Credit and default risk exists where an issuer or guarantor of fixed income securities (including ETNs) held by an Underlying ETF may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high yield or “junk” bonds presenting the greatest risk.

High Yield Securities Risk

The Fund may have significant exposure to high yield securities through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

See also “Additional Risks” for other risk factors.

IQ HEDGE DEDICATED SHORT BIAS TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Dedicated Short Bias Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing dedicated short bias investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a dedicated short bias strategy (the “Strategy”). The Strategy typically involves taking more short positions than long positions primarily in equities with a focus on companies that have weak cash flow or other negative attributes that are likely to lead to a decline in stock price.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE STRATEGY THREE TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Managed Futures Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing managed futures investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a managed futures strategy (the “Strategy”). The Strategy typically involves investing in global bonds, equities, commodities and currencies through long and short positions in futures contracts, government securities, and options on futures contracts.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Managed Futures Strategy Risk

Since the Underlying Index seeks to replicate the return characteristics of hedge funds employing a managed futures strategy, the Fund will be exposed to certain risks associated with a managed futures strategy. Managed futures strategies may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security, commodity or index. These instruments may, in turn, increase the volatility of the Fund and/or cause the Fund to produce returns that are not highly correlated to the underlying security, commodity or index of the managed futures strategy.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign

Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE MARKET DIRECTIONAL TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance the IQ Hedge Market Directional Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing market directional investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a market directional strategy (the “Strategy”). The Strategy is the opposite of a market neutral strategy, which involves little or no market exposure; rather, a market directional strategy typically uses long and/or short exposure to try and capitalize on a rise or fall in the price of individual securities and thus has market exposure.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE ABSOLUTE RETURN TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Absolute Return Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing absolute return investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing an absolute return strategy (the “Strategy”). The Strategy typically involves the use of one or more of short selling, futures, options, derivatives, arbitrage, leverage and unconventional assets in order to achieve positive returns in virtually all market conditions.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ HEDGE RELATIVE VALUE TRACKER ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Relative Value Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to track the “beta” portion of returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds implementing relative value investment strategies.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the Underlying Index Components that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Fund is a fund of funds, meaning that its corresponding Underlying Index include primarily underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute the Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETFs are based, on the underlying securities or other constituents of such Underlying ETFs, or on the Underlying ETFs themselves, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures of its Underlying Index. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The Underlying Index is based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Index seeks to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as index components. The Fund is not a fund of hedge funds.

The Underlying Index’s objective is to replicate the beta return characteristics of hedge funds employing a relative value strategy (the “Strategy”). The Strategy typically involves making “spread trades” and going both long and short in similar or related securities with the expectation that the spread in the relative prices of the securities will narrow.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds using a given hedge fund investment style or hedge funds in general across multiple investment styles (each, a “Hedge Fund Strategy”).

By attempting to replicate beta return characteristics, IndexIQ is trying to generate the total return and volatility results of a broad-based Hedge Fund Strategy over a period of time that is generally 12 months, but may be up to 36 months, and not on a daily basis, that are substantially similar to a given Hedge Fund Strategy’s returns as publicly reported by third parties unaffiliated with the Funds, the Advisor or the Sub-Advisor.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. and foreign small cap equity;

  U.S. large cap equity;

  Emerging market equity, debt and sovereign debt;

  Foreign equity (Europe, Australasia & Far East);

  U.S. and foreign investment grade debt;

  U.S. government short- and intermediate-term maturity obligations;

  U.S. high yield (or “junk”) debt;

  U.S. Treasury Inflation Protection Securities (“TIPS”);

  Foreign sovereign debt;

  Foreign currencies and currency futures;

  U.S. and foreign real estate; and

  Commodities

Construction of the Underlying Index begins with an analysis of the statistical correlation of potential Underlying Index Components to the Strategy over an extended period of time. Those Underlying Index Components exhibiting the highest correlation are retained for further analysis and the remainder are excluded. The retained Underlying Index Components are then analyzed based on a variety of criteria, such as historical returns and volatility, to determine their weighting in the Underlying Index.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategy. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns. With respect to the Fund specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the Strategy due to intra-month changes that the target strategy reacts to more swiftly than the Fund’s monthly rebalancing process.

The Underlying Index is based entirely on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds. IndexIQ, as the index provider to the Fund, relies on third party data sets collected from the hedge fund industry for use in the formation of the Underlying Index. IndexIQ cannot verify that the hedge funds tracked and listed in third party data sets are following, in part or in whole, the hedge fund strategies attributed to them in the third party data sets. To the extent that hedge funds listed as pursuing a strategy in a third party data set do not, in fact, pursue such strategy, the performance of the Underlying Index and the Fund may deviate from that of the Strategy.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Replication Risk

By definition, hedge fund replication strategies seek to replicate only the beta portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). Individual hedge funds themselves may perform better or worse than hedge fund beta returns due to the skill of a particular hedge fund manager. Since the Underlying Index is rules-based and not managed, IndexIQ will not seek to enhance the returns of the Underlying Index beyond the returns yielded by the rules-based methodology. Moreover, hedge funds often adjust their investments rapidly due to market, political, macro-economic or other factors, whereas the Underlying Index rebalances only on a monthly basis. Similarly, significant market moves upward or downward over a short period of time may cause hedge funds to rise or fall sharply, whereas the Underlying Index, which is updated only monthly and looks back over an extended period of time to determine its component weights, may not adjust as quickly. The Underlying Index is based on a rules-based methodology that evaluates historical data related to returns and volatility. To the extent such data turns out not to be predictive of future events, the return of the Underlying Index may deviate from the returns of hedge funds.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Underlying Funds Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Index Risk; Replication Management Risk; Equity Securities Risk; Small Capitalization Companies Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Value Investing Style Risk; Growth Investing Style Risk; Foreign Securities Risk; Emerging Market Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Counterparty Risk; Liquidity Risk; Foreign Securities Valuation Risk; Currency Risk; Real Estate Securities Risk; and Commodities Risk. See “Risks of Underlying ETFs.”

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Equity Securities Risk

The Fund may have significant exposure to the equity markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in certain ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

See also “Additional Risks” for other risk factors.

IQ ARB MERGER ARBITRAGE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ ARB Merger Arbitrage Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to identify investment opportunities in the acquisition and merger market segment globally.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the components (“Underlying Index Components”) that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of Underlying Index Components selected in accordance with IndexIQ’s rules-based methodology. Such Underlying Index Components will include primarily U.S. and non-U.S. equity securities. In tracking the Underlying Index, the Fund may invest in inverse and ultra-inverse ETFs, although the portfolio is expected to be predominantly non-ETF securities.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the Underlying Index Components, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The “IQ ARB” Funds seek to track Underlying Indexes which incorporate “arbitrage” investment strategies into their rules-based processes, meaning they break down market segments into specific sub-segments and re-weight the sub-segments on a monthly basis using certain pre-determined criteria.

The Underlying Index’s objective is to employ a systematic investment process designed to identify opportunities in companies whose equity securities trade in developed markets, including the U.S., and which are involved in announced mergers, acquisitions and other buyout-related transactions. The Underlying Index seeks to capitalize on the spread between the current market price of the target company’s stock and the price received by the holder of that stock upon consummation of the buyout-related transaction. The Underlying Index first identifies companies that have been announced as targets of mergers, acquisitions, leveraged buyouts or private equity transactions, where the bidder is seeking a majority interest in the company. Based on certain criteria, the list of eligible index components is narrowed to include a smaller group of qualified companies segmented based on computations regarding the price differentials between the current market price of each target company’s stock and the announced price for the buyout-related transaction. From this smaller universe of companies, IndexIQ constructs a constrained liquidity-weighted group of Underlying Index Components, with position sizes limited by trading activity. In addition, the Underlying Index includes short exposure to the U.S. and non-U.S. equity markets, effected through a long position in inverse and/or ultra inverse ETFs, in order to isolate, at least in part, the merger arbitrage-related attributes of the Underlying Index from the general equity market exposure of the Underlying Index.

Pursuant to the Underlying Index’s rules, to the extent there are an insufficient number of target companies in which to invest, insufficient liquidity exists in such companies, or target companies are removed from the Underlying Index between monthly reconstitutions, the Underlying Index will allocate the available cash to one or more short-term fixed income ETFs. In seeking to track the Underlying Index, the Funds may invest, with approximately the same allocation proportions as the Underlying Index, in short-term fixed income ETFs, money market instruments, high-quality short-term debt securities, or derivative securities thereon. To the extent the Fund invests in cash and cash equivalents, the Fund will not be pursuing a merger arbitrage strategy.

The list of Underlying Index Components is reconstituted and their respective weights are rebalanced on a monthly basis. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

The Underlying Index Components of this Strategy generally provide exposures to U.S. and non-U.S. equity securities.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of merger arbitrage activity in the market, which can change intra-month and thus more swiftly than the Fund’s monthly rebalancing process.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Merger Arbitrage Risks

The principal risk associated with the Fund’s investments is that certain of the proposed takeover transactions in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated for business reasons or due to regulatory oversight or for other reasons, in each case which may negatively impact the Fund’s returns.

High Portfolio Turnover Risk

The Fund’s investment strategy is likely to result in high portfolio turnover, which, in turn, may result in increased transaction costs to the Fund and lower total returns. More rapid portfolio turnover also exposes taxable shareholders to a higher current realization of capital gains and a potentially larger current tax liability.

Concentration Risk

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of particular (i.e., takeover) transactions. The Fund may invest its assets in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund which is otherwise similar to the Fund.

Investments in Foreign Merger Transactions

Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the U.S. These risks may diminish the likelihood of a particular transaction being closed or may impact the ultimate terms of the transaction, which could negatively impact the returns of the Fund.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Foreign Securities Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Mid and Small Capitalization Companies Risk

Stock prices of mid and small capitalization companies may be more volatile than those of larger companies. Stock prices of mid and small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of mid and small capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, mid and small capitalization companies are typically less stable financially than large capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Mid and small capitalization companies also generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the return of the Fund.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities Valuation Risk

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders of the Fund will not be able to purchase or sell the Fund’s shares.

Fixed Income Securities Risk

The Fund may have significant exposure to the fixed income markets through its investment in fixed income securities or in certain fixed income ETFs, which, in turn, may subject the Fund to certain risks. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

Fund of Funds Risk

To the extent the Fund invests in inverse or ultra inverse ETFs, an investment in the Fund is subject to the risks associated with the such underlying ETFs. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the underlying ETFs may be out of favor and underperform other segments.

See also “Additional Risks” for other risk factors.

IQ ARB GLOBAL RESOURCES ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ ARB Global Resources Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to identify investment opportunities in the global resources market segment.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the components (“Underlying Index Components”) that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of Underlying Index Components selected in accordance with IndexIQ’s rules-based methodology for the Underlying Index. Such Underlying Index Components will include primarily U.S. and non-U.S. equity securities. In tracking the Underlying Index, the Fund may invest in inverse and ultra-inverse ETFs, although the portfolio is expected to be predominantly non-ETF securities.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the Underlying Index Components, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The “IQ ARB” Funds seek to track Underlying Indexes which incorporate “arbitrage” investment strategies into their rules-based processes, meaning they break down market segments into specific sub-segments and re-weight the sub-segments on a monthly basis using certain pre-determined criteria.

The Underlying Index’s objective is to employ a systematic investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, represented by companies that operate in commodity-specific market segments and whose equity securities trade in developed markets, including the U.S.

The Underlying Index uses a quantitative process that focuses on patterns in the returns of various stocks grouped together into different commodity segments based on their primary line of business. These segments include Livestock; Precious Metals; Grains, Food and Fiber; Energy; Metals; Timber; Coal; and Water. The Underlying Index first identifies companies that are engaged primarily in business activities consistent with each of these several commodity segments, as determined by Standard Industrial Classification (“SIC”) code classifications. Based on certain liquidity criteria, the list of eligible index components is narrowed to include a smaller group of qualified companies, segmented based on the respective commodity sub-sets in which they operate. From this smaller universe of companies, IndexIQ constructs a constrained market capitalization-weighted group of Underlying Index Components, with position sizes affected by price momentum and other fundamental factors. In addition, the Underlying Index includes short exposure to the U.S. and non-U.S. equity markets, effected through a long position in inverse and/or ultra inverse ETFs, in order to isolate, at least in part, the commodity-related attributes of the Underlying Index from the general equity market exposure of the Underlying Index.

The list of Underlying Index Components is reconstituted on an annual basis and their respective weights are rebalanced on a monthly basis. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

The Underlying Index Components of this Strategy generally provide exposures to U.S. and non-U.S. equity securities. At least 40% of the Fund’s assets will be comprised of securities in two or more non-U.S. countries. Under normal circumstances, at least 80% of the Fund’s assets will be comprised of securities of issuers primarily engaged in the resource industry segments, as described above.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the global resources market segment, which can change intra-month and thus more swiftly than the Fund’s monthly rebalancing process.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Global Resources Sector Risk

Because the Fund’s investments are concentrated in the global resources sector, the value of its shares will be affected by factors specific to that sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature (such as earthquakes, fires or other natural disasters), global economic conditions (such as changes in interest rates, commodity and other raw material prices, Gross Domestic Product, and trade balances), and international political activities (energy conservation, tax and other government regulations). All of these factors may affect the supply of and demand for global resources, which can affect the profitability and security value of companies in the global resources sector.

Securities of companies within the global resources sector may perform differently than the overall market and securities of companies within certain sub-sectors of the overall global resources sector may perform differently than those of other sub-sectors. Thus, the Fund’s performance may vary from that of the overall equity market and may be more sensitive to factors which affect certain sub-sectors emphasized by the Fund and may be subject to a greater risk of loss than if its investments were diversified across other industry sectors.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Foreign Securities Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Mid and Small Capitalization Companies Risk

Stock prices of mid and small capitalization companies may be more volatile than those of larger companies. Stock prices of mid and small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of mid and small capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, mid and small capitalization companies are typically less stable financially than large capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Mid and small capitalization companies also generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the return of the Fund.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities Valuation Risk

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders of the Fund will not be able to purchase or sell the Fund’s shares.

See also “Additional Risks” for other risk factors.

IQ ARB GLOBAL REAL ESTATE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ ARB Global Real Estate Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to identify investment opportunities in the global real estate market segment.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the components (“Underlying Index Components”) that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of Underlying Index Components selected in accordance with IndexIQ’s rules-based methodology for the Underlying Index. Such Underlying Index Components will include primarily U.S. and non-U.S. equity securities. In tracking the Underlying Index, the Fund may invest in inverse and ultra-inverse ETFs, although the portfolio is expected to be predominantly non-ETF securities.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the Underlying Index Components, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The “IQ ARB” Funds seek to track Underlying Indexes which incorporate “arbitrage” investment strategies into their rules-based processes, meaning they break down market segments into specific sub-segments and re-weight the sub-segments on a monthly basis using certain pre-determined criteria.

The Underlying Index’s objective is to employ a systematic investment process designed to identify opportunities in global real estate markets driven by changes in global interest rates and relative values. The Fund will invest in, and its Underlying Index will be comprised of, real estate investment trusts (“REITs”) and real estate-related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate or to financing real estate. Real estate-related companies are primarily those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

The Underlying Index uses a quantitative process that focuses on patterns in the returns of real estate stocks grouped together into different segments based on their geographic regions within developed markets, including the U.S. The Underlying Index first identifies companies that are engaged primarily in real estate-related activities, as determined by SIC code classifications. Based on certain criteria, the list of eligible index components is narrowed to include a smaller group of qualified companies, segmented based on geographic region. From this smaller universe of companies, IndexIQ constructs a constrained market capitalization-weighted group of Underlying Index Components, with position sizes affected by price momentum and other fundamental factors. In addition, the Underlying Index includes short exposure to the U.S. and non-U.S. equity markets, effected through a long position in inverse and/or ultra inverse ETFs, in order to isolate, at least in part, the real estate-related attributes of the Underlying Index from the general equity market exposure of the Underlying Index.

The list of Underlying Index Components is reconstituted on an annual basis and their respective weights are rebalanced on a monthly basis. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

The Underlying Index Components of this Strategy generally provide exposures to U.S. and non-U.S. equity securities. At least 40% of the Fund’s assets will be comprised of securities in two or more non-U.S. countries. Under normal circumstances, at least 80% of the Fund’s assets will be comprised of securities of REITs and other real estate-related companies, as described above.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the real estate market segment, which can change intra-month and thus more swiftly than the Fund’s monthly rebalancing process.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Real Estate Investment Risks

Because the Fund concentrates its investments in the real estate industry, an investment in the Fund will be closely linked to the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations.

Leverage Risk. Real estate companies may use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates as well as risks associated with debt financing. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and the ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or lack of demand; extended vacancies due to economic conditions; catastrophic events such as earthquakes, hurricanes, and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be affected by demographic trends, such as population shifts or changing tastes, or increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Liquidity Risk. The real estate industry is relatively illiquid. Therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

Concentration Risk. Real estate companies may lack concentration due to ownership of a limited number of properties and concentration in particular geographic regions or property types.

U.S. Tax Risk. Certain U.S. real estate companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REITs distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on the value of real estate companies.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Foreign Securities Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Mid and Small Capitalization Companies Risk

Stock prices of mid and small capitalization companies may be more volatile than those of larger companies. Stock prices of mid and small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of mid and small capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, mid and small capitalization companies are typically less stable financially than large capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Mid and small capitalization companies also generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the return of the Fund.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities Valuation Risk

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders of the Fund will not be able to purchase or sell the Fund’s shares.

Fund of Funds Risk

To the extent the Fund invests in inverse or ultra inverse ETFs, an investment in the Fund is subject to the risks associated with the such underlying ETFs. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the underlying ETFs may be out of favor and underperform other segments.

See also “Additional Risks” for other risk factors.

IQ ARB GLOBAL INFRASTRUCTURE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ ARB Global Infrastructure Index (the “Underlying Index”), developed by IndexIQ, which in turn seeks to identify investment opportunities in the global infrastructure market segment.

The investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Fund invests primarily in the components (“Underlying Index Components”) that make up the Underlying Index.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of Underlying Index Components selected in accordance with IndexIQ’s rules-based methodology for the Underlying Index. Such Underlying Index Components will include primarily U.S. and non-U.S. equity securities. In tracking the Underlying Index, the Fund may invest in inverse and ultra-inverse ETFs, although the portfolio is expected to be predominantly non-ETF securities.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on the Underlying Index Components, in order to track its Underlying Index. Alternatively, the Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components. The Fund will not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Sub-Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

Index Description

The “IQ ARB” Funds seek to track Underlying Indexes which incorporate “arbitrage” investment strategies into their rules-based processes, meaning they break down market segments into specific sub-segments and re-weight the sub-segments on a monthly basis using certain pre-determined criteria.

The Underlying Index’s objective is to employ a systematic investment process designed to identify opportunities in the global infrastructure industry. Among the sub-sectors included in the global infrastructure industry are: construction of bridges, tunnels and highways and the machinery used for such construction; power and electricity suppliers and service companies; transportation and shipping companies in the railroad, trucking and pipeline segments; and water supply, pumping and sewage companies.

The Underlying Index uses a quantitative process that focuses on patterns in the returns of infrastructure stocks grouped together into different segments based on the infrastructure market sub-segments in which they operate. The Underlying Index first identifies companies whose equity securities trade in developed markets, including the U.S., that are engaged primarily in infrastructure-related activities, as determined by SIC code classifications. Based on certain criteria, the list of eligible index components is narrowed to include a smaller, segmented group of qualified companies. From this smaller universe of companies, IndexIQ constructs a constrained market capitalization-weighted group of Underlying Index Components, with position sizes affected by price momentum and other fundamental factors. In addition, the Underlying Index includes short exposure to the U.S. and non-U.S. equity markets, effected through a long position in inverse and/or ultra inverse ETFs, in order to isolate, at least in part, the infrastructure-related attributes of the Underlying Index from the general equity market exposure of the Underlying Index.

The list of Underlying Index Components is reconstituted on an annual basis and their respective weights are rebalanced on a monthly basis. Current information on Underlying Index Components can be found at the Fund’s website at http://www.indexiq.com.

The Underlying Index Components of this Strategy generally provide exposures to U.S. and non-U.S. equity securities. Under normal circumstances, at least 40% of the Fund’s assets will be comprised of securities in two or more non-U.S. countries. At least 80% of the Fund’s assets will be comprised of securities of companies engaged in infrastructure-related activities, as described above.

Principal Risks of Investing in the Fund

The Principal Risks of investing in the Fund include the below listed risks. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

The Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results.

In addition, the Underlying Index and the Fund rebalance only on a monthly basis, which may cause the performance of the Underlying Index and the Fund to deviate from that of the infrastructure market segment, which can change intra-month and thus more swiftly than the Fund’s monthly rebalancing process.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Infrastructure-Related Investment Risk

Due to concentration of investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other events affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel and raw materials at reasonable prices, the effects of energy conservation, and other factors. In addition, infrastructure-related entities may be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies, accounting standards, and general changes in market sentiment towards infrastructure assets.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the Shares of the Fund will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of the Fund in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Foreign Securities Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

Mid and Small Capitalization Companies Risk

Stock prices of mid and small capitalization companies may be more volatile than those of larger companies. Stock prices of mid and small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of mid and small capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, mid and small capitalization companies are typically less stable financially than large capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Mid and small capitalization companies also generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the return of the Fund.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities Valuation Risk

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders of the Fund will not be able to purchase or sell the Fund’s shares.

Fund of Funds Risk

To the extent the Fund invests in inverse or ultra inverse ETFs, an investment in the Fund is subject to the risks associated with the such underlying ETFs. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the underlying ETFs may be out of favor and underperform other segments.

See also “Additional Risks” for other risk factors.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Funds have been in operation for less than one full calendar year and therefore do not report their performance information.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) will not pay the “Creation Transaction Fee” or “Redemption Transaction Fee” shown below, but may be subject to costs (including customary brokerage commissions charged by their broker) which are not reflected in the table set forth below.

Shareholder Fees

Fund	Fees Paid Directly From Your Investment*	Standard Creation/ Redemption Transaction Fee(a)	Maximum Creation/ Redemption Transaction Fee(a)
IQ CPI Inflation Hedged ETF	None	$500	$2,000
IQ Hedge Equal Weight Multi-Strategy Tracker ETF	None	$500	$2,000
IQ Hedge Asset Weight Multi-Strategy Tracker ETF	None	$500	$2,000
IQ Hedge Inverse Multi-Strategy Tracker ETF	None	$500	$2,000
IQ Hedge Strategy One Tracker ETF	None	$500	$2,000
IQ Hedge Strategy Two Tracker ETF	None	$500	$2,000
IQ Hedge Dedicated Short Bias Tracker ETF	None	$500	$2,000
IQ Hedge Strategy Three Tracker ETF	None	$500	$2,000
IQ Hedge Market Directional Tracker ETF	None	$500	$2,000
IQ Hedge Absolute Return Tracker ETF	None	$500	$2,000
IQ Hedge Relative Value Tracker ETF	None	$500	$2,000
IQ ARB Merger Arbitrage ETF	None	$500	$2,000
IQ ARB Global Resources ETF	None	$500	$2,000
IQ ARB Global Real Estate ETF	None	$500	$2,000
IQ ARB Global Infrastructure ETF	None	$500	$2,000

Annual Fund Operating Expenses(b)

Fund	Management Fee(c)	Distribution and/or Service (12b-1) Fees(d)	Other Operating Expenses(c)	Acquired Fund Fees and Expenses(e)	Total Annual Fund Operating Expenses
IQ CPI Inflation Hedged ETF	0.48%	0.00%	0.00%	0.17%	0.65%
IQ Hedge Equal Weight Multi-Strategy Tracker ETF	0.75%	0.00%	0.00%	0.32%	1.07%
IQ Hedge Asset Weight Multi-Strategy Tracker ETF	0.75%	0.00%	0.00%	0.31%	1.06%
IQ Hedge Inverse Multi-Strategy Tracker ETF	0.75%	0.00%	0.00%	0.14%	0.89%
IQ Hedge Strategy One Tracker ETF	0.75%	0.00%	0.00%	0.18%	0.93%
IQ Hedge Strategy Two Tracker ETF	0.75%	0.00%	0.00%	0.36%	1.11%
IQ Hedge Dedicated Short Bias Tracker ETF	0.75%	0.00%	0.00%	0.55%	1.30%
IQ Hedge Strategy Three Tracker ETF	0.75%	0.00%	0.00%	0.37%	1.12%
IQ Hedge Market Directional Tracker ETF	0.75%	0.00%	0.00%	0.34%	1.09%
IQ Hedge Absolute Return Tracker ETF	0.75%	0.00%	0.00%	0.32%	1.07%
IQ Hedge Relative Value Tracker ETF	0.75%	0.00%	0.00%	0.33%	1.08%
IQ ARB Merger Arbitrage ETF	0.75%	0.00%	0.00%	0.00%	0.75%
IQ ARB Global Resources ETF	0.75%	0.00%	0.00%	0.00%	0.75%
IQ ARB Global Real Estate ETF	0.75%	0.00%	0.00%	0.00%	0.75%
IQ ARB Global Infrastructure ETF	0.75%	0.00%	0.00%	0.00%	0.75%

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of a Fund.

Each Fund sells and redeems Shares in Creation Units generally on an in-kind basis for the component securities of that Fund. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming all Shares are redeemed at the end of the periods shown, the investment has a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only, as Shares will be issued by the Funds only in Creation Units of 50,000 Shares valued at approximately $1,250,000 as of the first creation date. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Fund	Year 1	Year 3
IQ CPI Inflation Hedged ETF	$66.63	$208.66
IQ Hedge Equal Weight Multi-Strategy Tracker ETF	$109.68	$342.03
IQ Hedge Asset Weight Multi-Strategy Tracker ETF	$108.65	$338.37
IQ Hedge Inverse Multi-Strategy Tracker ETF	$91.23	$285.01
IQ Hedge Strategy One Tracker ETF	$95.33	$297.70
IQ Hedge Strategy Two Tracker ETF	$113.78	$354.68
IQ Hedge Dedicated Short Bias Tracker ETF	$133.25	$414.59
IQ Hedge Strategy Three Tracker ETF	$114.80	$357.84
IQ Hedge Market Directional Tracker ETF	$111.73	$348.36
IQ Hedge Absolute Return Tracker ETF	$109.68	$342.03
IQ Hedge Relative Value Tracker ETF	$110.70	$345.20
IQ ARB Merger Arbitrage ETF	$76.88	$240.52
IQ ARB Global Resources ETF	$76.88	$240.52
IQ ARB Global Real Estate ETF	$76.88	$240.52
IQ ARB Global Infrastructure ETF	$76.88	$240.52

*	See “Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees.

(a)

The Creation Transaction Fee and Redemption Transaction Fee apply to each creation or redemption order, regardless of the number of Creation Units created or redeemed. The fee is paid by Authorized Participants that purchase or redeem Shares in Creation Units only. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption Transaction Fee will be charged.

(b)	Expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(c)

The Fund pays the Advisor a single, unified management fee. The Fund compensates the Trustees of the Trust who are not “interested persons” of the Fund (as defined in the 1940 Act) and pays for certain other Fund expenses that are not covered by the Advisor’s unified fee. See “Management—Investment Advisor.” The Funds have not yet commenced operations and Other Operating Expenses are based on estimated amounts for the current fiscal year.

(d)

The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to April 30, 2010.

(e)

Amount represents the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds. The Funds have not yet commenced operations and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or whole multiples thereof. As a practical matter, only certain persons or entities known as Authorized Participants (each, an “AP” and, together, the “APs”) may purchase or redeem these Creation Units. A standard creation “Transaction Fee” of $500 is charged to each purchaser of Creation Units. The creation Transaction Fee is the same regardless of the number of Creation Units purchased by an AP on the same day. The value of a Creation Unit as of the first creation date is expected to be approximately $1,250,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption Transaction Fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to a maximum of four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. APs who hold Creation Units will also pay the annual Fund operating expenses described in the “Annual Fund Operating Expenses” table above. Assuming an investment in a Creation Unit of a Fund in the amount of $1,250,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs for each Fund would be as set forth in the table below if the Creation Unit is redeemed after one year and three years, respectively. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Creation and Redemption of Creation Units.”

Fund	Year 1	Year 3
IQ CPI Inflation Hedged ETF	$9,328.13	$27,082.78
IQ Hedge Equal Weight Multi-Strategy Tracker ETF	$14,709.38	$43,754.35
IQ Hedge Asset Weight Multi-Strategy Tracker ETF	$14,581.25	$43,359.06
IQ Hedge Inverse Multi-Strategy Tracker ETF	$12,403.13	$36,626.82
IQ Hedge Strategy One Tracker ETF	$12.915.63	$38,212.97
IQ Hedge Strategy Two Tracker ETF	$15,221.88	$45,334.69
IQ Hedge Dedicated Short Bias Tracker ETF	$17,656.25	$52,823.76
IQ Hedge Strategy Three Tracker ETF	$15,350.00	$45,729.58
IQ Hedge Market Directional Tracker ETF	$14,965.63	$45,544.68
IQ Hedge Absolute Return Tracker ETF	$14,709.38	$43,754.35
IQ Hedge Relative Value Tracker ETF	$14,837.50	$44,149.55
IQ ARB Merger Arbitrage ETF	$10,609.38	$31,065.12
IQ ARB Global Resources ETF	$10,609.38	$31,065.12
IQ ARB Global Real Estate ETF	$10,609.38	$31,065.12
IQ ARB Global Infrastructure ETF	$10,609.38	$31,065.12

RISKS OF UNDERLYING ETFS

Investments in each fund that is a “fund of funds” (i.e., the IQ CPI Inflation Hedged ETF and each of the IQ Hedge ETFs) are subject to the risks associated with an investment in the Underlying ETFs. In addition to the risks described above, the following risks should also be considered when making an investment in a fund of funds. See also the section on “Additional Risks” for other risk factors.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF’s net investment income.

Commodities Risk

Certain Underlying ETFs have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the performance of certain Underlying ETFs is linked to the performance of highly volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of shares of the Underlying ETFs.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions. In those instances, an Underlying ETF will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying ETF will sustain losses.

Credit/Default Risk

Credit and default risk exists where an issuer or guarantor of fixed income securities (including ETNs) held by an Underlying ETF may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high yield or “junk” bonds presenting the greatest risk.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, an Underlying ETF’s investments in foreign currency-denominated securities may reduce the return of the Underlying ETF.

Derivatives Risk

A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Certain Underlying ETFs may invest in certain types of derivatives contracts, including futures, options and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk and management risk.

Emerging Market Securities Risk

Securities of issuers based in countries with developing economies (emerging markets) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain Underlying ETFs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underlying ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain Underlying ETFs.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

The prices of fixed income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF’s shares. This “market risk” is usually greater among fixed income securities with longer maturities or durations.

Foreign Securities Risk

When an Underlying ETF invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying ETF will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Underlying ETF invests in emerging markets.

Foreign Securities Valuation Risk

Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the securities in the Underlying ETF’s portfolio may change on days when shareholders, such as the Funds, will not be able to purchase or sell the Underlying ETF’s shares.

Growth Investing Style Risk

Certain Underlying ETFs emphasize a “growth” style of investing. The market values of such securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Index Risk

Since the Underlying Indexes are not subject to the diversification requirements to which the Funds must adhere, the Funds may be required to deviate their investments from the securities and relative weightings of the Underlying Indexes. The Funds may not invest in certain securities included in the Underlying Indexes due to liquidity constraints. Liquidity constraints may delay the Funds’ purchase or sale of securities included in the Underlying Indexes. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing it to deviate from the Underlying Indexes. An Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If an Underlying ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stocks in its underlying index with the same weightings as the underlying index.

Leverage Risk

Leverage, including borrowing, may cause an Underlying ETF to be more volatile by magnifying the Underlying ETF’s gains or losses than if the Underlying ETF had not been leveraged. The use of leverage may cause the Underlying ETF to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk

The market price of Underlying ETFs owned by a Fund may go up or down, sometimes rapidly or unpredictably. Underlying ETFs may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Overall Underlying ETF values could decline generally or could underperform other investments.

Market Trading Risk

An investment in an Underlying ETF involves risks similar to those of investing in any fund of equity securities, fixed income securities and/or commodities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying ETFs.

Mortgage-Backed Securities Risk

Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying ETF to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Real Estate Securities Risk

Certain Underlying ETFs may concentrate their investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the investments of those Underlying ETFs. Investing in real estate securities (which include REITs) may subject Underlying ETFs to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Underlying ETF’s investments in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and maintaining exemption from the registration requirements of the 1940 Act.

Replication Management Risk

Unlike many investment companies, the Underlying ETFs are not “actively” managed. Therefore, they would not necessarily sell a stock or bond because the stock’s or bond’s issuer was in financial trouble unless that stock or bond is removed from its underlying index.

Small Capitalization Companies Risk

Stock prices of small capitalization companies may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them. In addition, small capitalization companies are typically less stable financially than large capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small capitalization companies also generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, an Underlying ETF may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Tracking Error Risk

An Underlying ETF’s performance may not match its underlying index during any period of time. Although each Underlying ETF attempts to track the performance of its underlying index, the Underlying ETF may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to management risk, liquidity risk and new fund risk, as well as Underlying ETF expenses, which the underlying index does not incur. Additionally, the historical performance data of each underlying index is not predictive of future results.

Value Investing Style Risk

Certain Underlying ETFs emphasize a “value” style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

Zero Coupon Securities Risk

The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though Underlying ETFs receive no interest payments in cash on the security during the year.

ADDITIONAL INVESTMENT STRATEGIES

Each Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Underlying Index Components that comprise its Underlying Index. In addition, each Fund may invest up to 20% of its net assets in securities not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. Each Fund may also invest in money market instruments, including short-term debt instruments and repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), rather than Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as cover for Financial Instruments, for liquidity purposes, or to earn interest. A Fund may invest directly, or indirectly through ETFs, in foreign companies, including companies in emerging markets, to the extent that the Underlying Index Components directly or indirectly include such companies. Similarly, the Funds may also invest directly, or indirectly through ETFs, in U.S. companies of any market capitalization to the extent an Underlying Index is exposed to them. Swaps may be used by the Funds to seek performance that corresponds to its Underlying Index and to manage cash flows. The Advisor anticipates that it may take approximately two business days (i.e., each day the NYSE is open for trading) for additions and deletions to a Fund’s Underlying Index to be reflected in the portfolio composition of that Fund.

The Funds intend to apply to the SEC to permit them to invest directly in fixed income securities as a part of a Fund’s investment of 80% of its net assets, plus the amount of any borrowings for investment purposes. Although the Funds cannot assure you that the SEC will grant such permission, each Fund will provide its shareholders with 60 days advance notice before including fixed income securities in its portfolios if such permission is received.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

Securities Lending

The Funds may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISKS

Trading Issues

Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE. The Advisor cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Advisor believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Foreign Risk

When a Fund invests in foreign markets, either through direct investment in a foreign Underlying ETF or through the investment policies of an Underlying ETF, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets. Foreign currency transactions, in addition to counterparty risk, are subject to the risk that currency exchange rates may fluctuate significantly, for a variety of reasons, over short periods of time causing the Fund’s NAV to fluctuate as well.

Risk of Investing in Small or Mid Cap Companies

A Fund may invest in small or mid cap companies or Underlying ETFs that invest in small or mid cap companies. The securities of these companies often have greater price volatility and less liquidity than large cap companies which could cause the Fund to incur losses.

Risk of Investing in Real Estate Instruments

A Fund may invest in REITs or Underlying ETFs tracking REIT performance. These instruments expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining a Fund’s tax status. In addition, a Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if it did not engage in such transactions.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Shares are not Individually Redeemable

Shares may be redeemed by the Funds only in large blocks known as “Creation Units” which are expected to be worth in excess of one million dollars each. The Trust may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Funds. These entities are referred to as “Authorized Participants.” All other persons or entities transacting in Shares must do so in the Secondary Market.

Absence of Prior Active Market

Although Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to the Underlying Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Please refer to the SAI for a more complete discussion of the risks of investing in Shares.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” For each Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participation Agreement”). Because Creation Units cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Funds in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

Retail investors may acquire Shares in the Secondary Market (not from the Funds) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Purchasing Creation Units Directly From the Funds

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund’s Portfolio (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s Custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

The Distributor processes purchase orders only on a day that the NYSE Arca is open for trading (a “Business Day”). The NYSE Arca is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. You can purchase Shares directly from the Funds in integral Creation Units only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by 4:00 p.m. New York time, as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by 4:00 p.m. New York time, then it will be processed that day. Purchase orders received in proper form after 4:00 p.m. New York time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders, as further described in the SAI, must be received by the Distributor no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See the section of the SAI entitled “Creation and Redemption of Creation Units” for additional information about custom orders. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The Funds define “proper form” generally as an order (purchase or redemption) received by the Distributor that complies with the Participant Agreement, is timely submitted and is sufficiently complete and clear that the Distributor does not need to exercise any discretion to complete the order.

The Trust or the Distributor may reject any purchase order that is not submitted in proper form. They may also reject a purchase order if (1) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (2) the securities delivered do not contain the securities in the Deposit Securities and the Advisor has not consented to the changes; (3) the acceptance of the securities tendered would have certain adverse tax consequences, such as causing the particular Fund to no longer meet “registered investment company” status under the Code for federal tax purposes; (4) the acceptance of the securities tendered would, in the opinion of counsel to the Trust, be unlawful, as in the case of a purchaser who was banned from trading in securities; (5) the acceptance of the securities tendered would otherwise, in the discretion of the Advisor, have an adverse effect on the Trust or the particular Fund or on the rights of shareholders, including but not limited to, the beneficial owner of the Shares; (6) the Cash Component to accompany the Deposit Securities exceeds a purchase authorization limit afforded to the Authorized Participant by the Fund’s Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian before 4:00 p.m. New York time on the transmittal date; and (7) there exist circumstances outside the control of the Trust that make it impossible to process purchases of Shares for all practical purposes.

Redeeming Creation Units Directly from the Funds

The redemption process is essentially the reverse of the purchase process described above. To redeem Shares directly from the Funds, you must be an Authorized Participant or you must redeem through a broker, dealer, bank or other entity that is an Authorized Participant, and you must tender Shares in Creation Units. Each Fund’s custodian makes available immediately prior to the opening of business each day on the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (the “Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Units” in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than 4:00 p.m. New York time in order to receive that day’s closing NAV per Share. A redemption order must be transmitted to the Distributor by U.S. mail, telephone, facsimile or other electronic means permitted under the Participant Agreement. In order to receive the NAV on that day, a redemption order must be received by the Distributor in proper form prior to 4:00 p.m. New York time. Mail is received periodically throughout the day. A redemption order sent by U.S. mail will be opened and time stamped when it is received.

The Trust or the Distributor may reject any redemption order that is not submitted in proper form. The Trust may not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption for more than seven days, other than (1) any period during which the NYSE Arca is closed other than customary weekend and holiday closings; (2) any period during which trading on the NYSE Arca is suspended or restricted; (3) any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine its NAV; and (4) for such other periods as the SEC may by order permit for the protection of holders of Shares.

Transaction Fees

A Creation Transaction Fee or Redemption Transaction Fee of $500 is applicable to each creation or redemption transaction, as applicable, regardless of the number of Creation Units transacted. From time to time, the Funds may waive this fixed transaction fee. When buying or selling Shares in the Secondary Market, investors may be charged a commission, market premium or discount, or other transaction charge.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the Creation Transaction Fee or Redemption Transaction Fee will be charged. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Units” in the SAI.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of each Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

MANAGEMENT

The Board of Trustees of the Trust is responsible for the general supervision of the Funds. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Funds.

Investment Advisor

The Advisor has been registered as an investment advisor with the SEC since August 2007 and is a wholly-owned indirect subsidiary of Financial Development Holdco LLC, d/b/a “IndexIQ.” The Advisor’s principal office is at 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

The Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Funds. The Advisor has arranged for sub-advisory, custody, fund administration, transfer agency and all other non-distribution related services necessary for the Funds to operate.

As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to 0.75% of a Fund’s average daily net assets that is calculated daily and paid monthly, except for the IQ CPI Inflation Hedged ETF whose fee is 0.48%. The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Advisor serves as advisor to each Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Independent Trustees of the Trust at its annual meeting. The basis for the Trustees’ approval of the Advisory Agreement and the sub-advisory agreements with each Sub-Advisor will be available in the trust’s Annual Report for the period ended April 30, 2010.

Under the Advisory Agreement, the Advisor agrees to pay all expenses of the Trust, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust's chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Funds.

The Sub-Advisors

Mellon Capital Management

Mellon Capital Management Corporation (“Mellon”), which is unaffiliated with the Advisor, is expected to serve as the investment sub-advisor to each Fund except the IQ ARB Merger Arbitrage Fund upon such Fund’s commencement of operations pursuant to a sub-advisory agreement with the Advisor (the “Mellon Sub-Advisory Agreement”). Mellon is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of June 30, 2009, Mellon had approximately $153 billion in assets under management. Pursuant to the Mellon Sub-Advisory Agreement, Mellon will manage the investment and reinvestment of the relevant Funds’ assets on an ongoing basis under the supervision of the Advisor.

Pursuant to the Mellon Sub-Advisory Agreement, the Advisor will pay Mellon on a monthly basis a portion of the net advisory fees it receives from the Funds Mellon is advising, at the annual rate of 0.12% of each such Fund’s average daily net assets up to $100 million and 0.07% of each such Fund’s average daily net assets over $100 million.

Esposito Partners

Esposito Partners, LLC (“Esposito”), which is unaffiliated with the Advisor, is expected to serve as the investment sub-advisor to the IQ ARB Merger Arbitrage Fund upon such Fund’s commencement of operations pursuant to a sub-advisory agreement with the Advisor (the “Esposito Sub-Advisory Agreement”). Esposito’s principal offices are located at 300 Crescent Ct., Suite 650, Dallas, TX 75201. As of December 31, 2008, Esposito had approximately $25 million in assets under management. Pursuant to the Esposito Sub-Advisory Agreement, Esposito will manage the investment and reinvestment of the IQ ARB Merger Arbitrage Fund’s assets on an ongoing basis under the supervision of the Advisor.

Pursuant to the Esposito Sub-Advisory Agreement, the Advisor will pay Esposito on a monthly basis a portion of the net advisory fees it receives from the IQ ARB Merger Arbitrage Fund, at the annual rate of 0.08% of such Fund’s average daily net assets up to $100 million and 0.04% of such Fund’s average daily net assets over $100 million

Portfolio Management

The Sub-Advisors act as portfolio manager for their respective Funds pursuant to the sub-advisory agreements. Each Sub-Advisor will supervise and manage the investment portfolios of the Funds covered by their sub-advisory agreement and will direct the purchase and sale of such Funds’ investment securities. Each Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of each Fund’s investment objective.

Mellon Capital Management

The portfolios are managed by the Mellon’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of the portfolios of the Funds Mellon sub-advises are:

Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with Mellon since 2000. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, Equity. Mr. Brown has been with Mellon since 1995. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon since 2000. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Esposito Partners

Will Martin has been a Portfolio Manager at Esposito since 2006. Mr. Martin has been in the securities industry for over 11 years specializing in compliance, supervision, and trading. He previously worked for UBS in 2006 and Southwest Securities, Inc. from 2004 to 2006. Mr. Martin received a degree in Economics from Oklahoma State University as well as an MBA from Texas A&M Commerce. He currently holds the Series 3, 4, 7, 9, 10, 24, 27, 55, 63, 65 and 87 security registrations.

Marcus Talbert has been a Portfolio Manager at Esposito since 2008. Mr. Talbert has over five years of experience in the securities industry. From 2006 to 2008, he worked as Senior Portfolio Analyst and Head Trader for Broadway National Bank. Prior to this, from 2004 to 2006, he was an associate on the bond desk for USAA Investment Management Co. Mr. Talbert graduated with a Finance degree from Wofford College and obtained his graduate degree from University of Texas-San Antonio. He holds the Series 7, 66, 55, 86 and 87 security registrations. In addition, Mr. Talbert is a Level 3 candidate in the CFA program.

More Information

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

OTHER SERVICE PROVIDERS

Index Provider

Financial Development HoldCo LLC (“IndexIQ”) is the index provider for each Fund. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Underlying Indexes. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Indexes, of which two are currently being used by a registered investment company. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indexes for the operation of the Funds. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indexes. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian, Accounting and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Funds’ Administrator, Accountant, Custodian and Transfer Agent.

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BNY Mellon serves as Administrator for the Funds. Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as counsel to the Trust.

FREQUENT TRADING

The Trust’s Board of Trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Fund Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, a Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in a Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that a Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

SERVICE AND DISTRIBUTION PLAN

The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to April 30, 2010. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time they will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

In calculating NAV, each Fund’s investments are valued using market quotations when available. When market quotations are not readily available or are deemed unreliable, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; and (3) securities whose trading has been halted or suspended.

The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Valuing the Funds’ investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time).

INDICATIVE INTRA-DAY VALUE

The approximate value of each Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the NYSE Arca every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third party calculator calculates the IIV for each Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

The Funds provide the independent third party calculator with information to calculate the IIV, but the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds make no warranty as to the accuracy of the IIV.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares.

Tax Treatment of a Fund

Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its “investment company taxable income” (which includes dividends, interest and net short – term capital gains).

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a regulated investment company for any year, the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security against a prior gain from a substantially similar portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-tem capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to 65% of the Fund shareholder’s proportionate share of the Fund’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the authorized participant as part of the redemption) and (ii) the authorized participant’s basis in the redeemed Shares (plus any cash paid by the authorized participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years beginning on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisors and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisors and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor maintains a website for the Funds at www.indexiq.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (1) the prior Business Day’s NAV; (2) the reported mid point of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for the most recently completed calendar year and each completed quarter since that time (or for the life of a Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, each Fund will disclose on its website (www.indexiq.com) the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

FINANCIAL HIGHLIGHTS

The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

PRIVACY POLICY

     The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

     IndexIQ ETF Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

     The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

     We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

     We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

     We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

FREQUENTLY USED TERMS

Trust	IndexIQ ETF Trust, a registered open-end investment company
Funds	The investment portfolios of the Trust
Shares	Shares of the Funds offered to investors
Advisor	IndexIQ Advisors LLC
Sub-Advisor	For each Fund except the IQ ARB Merger Arbitrage ETF, Mellon Capital Management
Sub-Advisor	For the IQ ARB Merger Arbitrage ETF, Esposito Partners, LLC
Custodian	The Bank of New York Mellon, the custodian of the Funds’ assets
Distributor	ALPS Distributors, Inc., the distributor to the Funds
AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor.
NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading
IIV	The Indicative Intra-Day Value, an appropriate per-Share value based on a Fund’s portfolio
1940 Act	Investment Company Act of 1940, as amended
NAV	Net asset value
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Secondary Market	A national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time
Securities Act	Securities Act of 1933, as amended

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

For More Information

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. As of the date of this prospectus, the Funds contained in this prospectus had not commenced operations. The Annual Report for the period ended April 30, 2010 will become available to shareholders in June 2010.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling IndexIQ at 1-888-934-0777. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-888-934-0777
By mail:	IndexIQ ETF Trust c/o IndexIQ 800 Westchester Avenue, Suite N-611 Rye Brook, NY 10573
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.indexiq.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IQ® and IndexIQ® are registered service marks of IndexIQ.

The Funds’ investment company registration number is 811-22227.

Preliminary Copy—Subject to Completion, dated October 23, 2009

STATEMENT OF ADDITIONAL INFORMATION

INDEXIQ ETF TRUST

800 WESTCHESTER AVENUE
SUITE N-611
RYE BROOK, NEW YORK 10573

PHONE: (888) 934-0777

OCTOBER 23, 2009

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated October 23, 2009 (the “Prospectus”) for the IndexIQ ETF Trust (the “Trust”), relating to the funds (each, a “Fund” and, collectively, the “Funds”) set forth in the table below, as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by calling (888) 934-0777, or by visiting the Trust’s website at www.indexiq.com.

Fund Name

IQ CPI Inflation Hedged ETF
IQ Hedge Equal Weight Multi-Strategy Tracker ETF
IQ Hedge Asset Weight Multi-Strategy Tracker ETF
IQ Hedge Inverse Multi-Strategy Tracker ETF
IQ Hedge Strategy One Tracker ETF
IQ Hedge Strategy Two Tracker ETF
IQ Hedge Dedicated Short Bias Tracker ETF
IQ Hedge Strategy Three Tracker ETF
IQ Hedge Market Directional Tracker ETF
IQ Hedge Absolute Return Tracker ETF
IQ Hedge Relative Value Tracker ETF
IQ ARB Merger Arbitrage ETF
IQ ARB Global Resources ETF
IQ ARB Global Real Estate ETF
IQ ARB Global Infrastructure ETF

Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

The SAI does not constitute an offer to sell securities.

i

The information contained herein regarding the indexes underlying each Fund (each, an “Underlying Index”, and, collectively, the “Underlying Indexes”) and Financial Development Holdco LLC, doing business as IndexIQ (“IndexIQ” or the “Index Provider”) was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources. The Underlying Indexes are the IQ CPI Inflation Hedged Index, the IQ Hedge Equal Weight Multi-Strategy Index, the IQ Hedge Asset Weight Multi-Strategy Index, the IQ Hedge Inverse Multi-Strategy Index, the IQ Hedge Distressed Index, the IQ Hedge Convertible Arbitrage Index, the IQ Hedge Dedicated Short Bias Index, the IQ Hedge Managed Futures Index, the IQ Hedge Market Directional Index, the IQ Hedge Absolute Return Index, the IQ Hedge Relative Value Index, the IQ ARB Merger Arbitrage Index, the IQ ARB Global Resources Index, the IQ ARB Global Real Estate Index, and the IQ ARB Global Infrastructure Index.

SHARES OF THE TRUST ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY INDEXIQ. INDEXIQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF TRADING IN THE PRODUCT(S). INDEXIQ HAS NO OBLIGATION TO TAKE THE NEEDS OF INDEXIQ ADVISORS LLC (IN ITS CAPACITY AS LICENSEE OF THE UNDERLYING INDEXES, THE “LICENSEE”) OR THE OWNERS OF THE SHARES OF THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. INDEXIQ IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE TRUST TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE TRUST ARE TO BE CONVERTED INTO CASH. INDEXIQ HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE TRUST.

INDEXIQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND INDEXIQ SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEXIQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. INDEXIQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEXIQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDEXIQ AND LICENSEE.

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GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on July 1, 2008 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of a number of separate investment portfolios, of which the IQ Hedge Multi-Strategy Tracker ETF and the IQ Hedge Macro Tracker ETF are in operation. This SAI addresses the following investment portfolios of the Trust:

IQ CPI Inflation Hedged ETF
IQ Hedge Equal Weight Multi-Strategy Tracker ETF
IQ Hedge Asset Weight Multi-Strategy Tracker ETF
IQ Hedge Inverse Multi-Strategy Tracker ETF
IQ Hedge Strategy One Tracker ETF
IQ Hedge Strategy Two Tracker ETF
IQ Hedge Dedicated Short Bias Tracker ETF
IQ Hedge Strategy Three Tracker ETF
IQ Hedge Market Directional Tracker ETF
IQ Hedge Absolute Return Tracker ETF
IQ Hedge Relative Value Tracker ETF
IQ ARB Merger Arbitrage ETF
IQ ARB Global Resources ETF
IQ ARB Global Real Estate ETF
IQ ARB Global Infrastructure ETF

(each, a “Fund” and, collectively, the “Funds”). Other portfolios may be added to the Trust in the future. The shares of the Funds are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Funds are managed by IndexIQ Advisors LLC (the “Advisor”). The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since August 2007.

The Funds offer and issue Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the relevant Underlying Indexes (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Each Fund anticipates that its Shares will trade on the NYSE Arca, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of 50,000 Shares of a Fund. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary for each Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The investment objective of each Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of a particular index (each, an “Underlying Index”) created by Financial Development Holdco LLC, the Advisor’s parent company (“IndexIQ”).

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Funds’ share prices will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Funds should not be relied upon as a complete investment program.

IndexIQ serves as the index provider to the Trust and uses a proprietary rules-based methodology (the “Index Methodology”) to construct and maintain the Underlying Index of each Fund. The Underlying Index to each Fund and the Index Methodology for each Underlying Index, including a list of the component securities of such Underlying Index, can be found on the Trust’s website at www.indexiq.com.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of each Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction B, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, a Fund (except as to any specific Fund otherwise noted below) may not:

A. Except for the IQ ARB Global Resources ETF, the IQ ARB Global Real Estate ETF and the IQ ARB Global Infrastructure ETF, invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Underlying Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index. The IQ ARB Global Resources ETF, the IQ ARB Global Real Estate ETF and the IQ ARB Global Infrastructure ETF will concentrate their respective assets in securities of issuers in a particular industry or group of industries identified in their respective Prospectus descriptions contained under the caption “Index Description.” That is, the IQ ARB Global Resources ETF will concentrate in the securities of issuers in the resources-related industries or sectors so identified, the IQ ARB Global Real Estate ETF will concentrate in REIT securities and the securities of other real estate-related companies so identified, and the IQ ARB Global Infrastructure ETF will concentrate in securities of issuers in the infrastructure-related industries or sectors so identified.

B. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

C. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

D. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

E. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and other companies that are engaged primarily in real estate-related businesses and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

F. Invest in commodities or currencies, except that the Fund may invest in (a) publicly traded commodity pools or (b) financial instruments (such as structured notes, swaps, futures contracts, forward contracts, and options on such contracts) (i) on commodities or currencies, (ii) that represent indices of commodity or currency prices, or (iii) that reflect the return of such indices.

G. Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risk Factors,” “Risks of Underlying ETFs,” and “Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the portfolio of securities held by such Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

None of the Funds is actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.

An investment in each Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 (the “Code”).

The IQ CPI Inflation Hedged ETF seeks to track an Underlying Index, which in turn seeks to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the Consumer Price Index (the “CPI”), a leading government measure of inflation in the U.S. economy. The Underlying Index, through allocations to ETFs and ETVs, includes exposures to asset classes whose returns incorporate inflation expectations in an attempt to achieve its investment objective. This is based on the premise that capital market returns tend to be forward looking and anticipate economic developments, including inflation expectations.

The Funds with the words “IQ Hedge” in their names are part of a family of funds seeking to track Underlying Indexes, which in turn seek to track the beta return characteristics of hedge funds implementing certain investment strategies. The Underlying Indexes are based generally on the premise that the aggregate beta return characteristics of hedge funds can be replicated by providing similar exposures to the same investment strategies and asset classes as hedge funds. Specifically, the Underlying Indexes seek to replicate the “beta” portion of hedge fund returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill). The Funds do not invest in hedge funds, and the Underlying Indexes do not include hedge funds as index components. The Funds are not funds of hedge funds.

Funds with the words “IQ ARB” in their names are part of a family of funds that seek to track Underlying Indexes, which in turn seek to identify investment opportunities in particular market segments by breaking down the market segments into specific sub-segments and, using a systematic investment process, adjusting the relative weightings of the sub-segment components in the relevant Underlying Index.

Each Underlying Index consists of a number of components (the “Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology for such Underlying Index. The “IQ Hedge” Funds and the IQ CPI Inflation Hedged ETF are “funds of funds” as such Funds invest their assets in the investments included in the Underlying Index, which includes primarily underlying funds. Such Underlying Index Components may include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S. (“ETVs”). The ETFs and ETVs that constitute each Fund’s investments are collectively referred to as “Underlying ETFs.” Underlying ETFs may include inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index), ultra inverse ETFs (i.e., ETFs that produce investment results that are opposite of a particular benchmark index by a factor greater than one), or leveraged ETFs (i.e., ETFs that produce investment results that exceed a particular benchmark index by a factor greater than one).

The “IQ ARB” Funds seek to track Underlying Indexes that include primarily non-ETF equities and therefore are not “funds of funds.” Certain of the Funds seek to track Underlying Indexes that include primarily U.S. and non-U.S. equity securities, other Funds seek to track Underlying Indexes that include primarily non-U.S. equity securities, and still other Funds seek to track Underlying Indexes that include primarily U.S. equity securities. In tracking their Underlying Indexes, the IQ ARB Funds may invest in inverse and ultra-inverse ETFs, although their portfolios are expected to be predominantly non-ETF equity securities.

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor or Sub-Advisor believes will help the Fund track its Underlying Index. For example, a fund of funds may hold the underlying portfolio constituents of one or more Underlying ETFs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETFs, ETVs, publicly traded commodity pools and exchange-traded notes (“ETNs”) that are not Underlying Index Components.

Furthermore, a Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the IQ CPI Inflation Hedged ETF or a “IQ Hedge” Fund may use total return swaps on the Underlying Index Components, in order to track its Underlying Index. Alternatively, a Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components. A Fund may not directly employ leverage in its investment strategies; nevertheless, it may indirectly be leveraged if and to the extent it invests in an Underlying Index Component that is a leveraged ETF or an ultra inverse ETF or otherwise invests in a Financial Instrument to replicate an exposure to such leveraged ETF or ultra inverse ETF.

Index Risk

The Underlying Indexes are new and have limited historical performance data that is not predictive of future results. In constructing the underlying strategies of the Underlying Indexes, IndexIQ may not be successful in replicating the target returns. With respect to the “IQ Hedge” Funds specifically, there is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases.

With respect to the IQ CPI Inflation Hedged ETF and the “IQ Hedge” Funds, the Underlying Index is based, partially or entirely, on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from its objective.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and Sub-Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Common Stock

Each Fund may invest in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Emerging Markets Companies

The Funds may invest in securities issued by foreign companies generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The risks of foreign investment are generally heightened when the issuer is located in an emerging country. Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Lending of Portfolio Securities

The Funds may lend portfolio securities constituting up to 33 1/3% of their total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Funds cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds an amount equivalent to any dividends or interest paid on such securities, and the Funds may receive an agreed-upon amount of interest income (to be retained by the Funds) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Funds or the borrower. The Funds may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Funds currently do not intend to lend their portfolio securities.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis rather than in Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as cover for Financial Instruments, for liquidity purposes, or to earn interest. The instruments in which each Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Advisor; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures Contracts

Each Fund may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Futures contracts may be used by the Funds to replicate an Underlying Index Component’s performance. These futures contracts would reference the performance of an index on which such an Underlying Index Component is based, would reference the performance of another index that produces similar returns to those of the Underlying Index Component’s index, or would be used in combination to produce similar returns to those of the Underlying Index Component’s index. Funds will not use futures contracts for speculative purposes.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential futures contract counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to a Fund by, among other things, reducing futures contract exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate futures contract notional amount needed by a Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, a Fund will be exposed to greater counterparty risk. Moreover, a Fund may be unable to enter into any futures contract on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any futures contracts, it may not be able to meet its investment objective. If the Fund is unable to enter into futures contracts, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

Total Return Swaps

Total return swaps give each Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

The Funds may use total return swaps to replicate an Underlying Index Component’s performance. These total return swaps would reference the performance of an ETF, ETN or ETV (each an “exchange traded issuer”) that is an Underlying Index Component, an index on which such an exchange traded issuer is based, or one or more of the portfolio constituents of such exchange traded issuer.

Total return swaps are considered illiquid by the Funds. Consequently, each Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to a Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by a Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, a Fund will be exposed to greater counterparty risk. Moreover, a Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect a Fund’s ability to meet its investment objective.

MANAGEMENT

Board of Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is currently comprised of three Trustees. One Trustee is an employee of the Advisor. This Trustee is an “Interested Person” (as defined under Section 2(a)(19) of the 1940 Act) of the Trust (the “Interested Trustee”). Two of the Trustees and their immediate family members have no affiliation or business connection with the Advisor, the Sub-Advisors or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor, the Sub-Advisors or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

The name, age, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee

Independent Trustees:

Reena Aggarwal, 1958	Trustee	Since August 2008	Deputy Dean, McDonough	6	FBR Funds
			School of Business, Georgetown		(10 portfolios)
University (2006 to 2008);
Visiting Professor of Finance,
Sloan School of Management,
MIT (2005-2006); Interim Dean,
McDonough School of Business,
Georgetown University (2004-
2005); Stallkamp Faculty Fellow
and Professor of Finance,
McDonough School of Business,
Georgetown University (2003-
Present)

Gene Chao, 1970	Trustee	Since August 2008	Vice President-Strategic Services,	6	None
Dimension Data, Americas (2007
to present); Senior Vice
President-Strategic Outsourcing,
France Telecom Americas (2004-
2007); Managing Director-
Business Consulting, Xansa,
North America (2003-2004)

Interested Trustees(4):

Adam S. Patti, 1970	Chairman and	Since November	Chairman, Trustee, President and	6	None
	Trustee	2008	Principal Executive, IndexIQ
	President and	Since July 2008	Trust (2008 to present); Chief
	Principal		Executive Officer, the Advisor
	Executive		(2007 to present); Chief
Executive Officer, Index IQ
(2006 to present); Associate
Publisher, Time Inc. (2006);
Executive Director, Time Inc.
(2005); Director, Time Inc. (2003
to 2004)

Other Officers:

Gregory D. Bassuk,	Secretary	Since July 2008	Chief Compliance Officer, the	N/A	N/A
1972			Advisor (2008 to present);
Secretary, IndexIQ Trust (2008 to
present); Chairman and Trustee,
Index IQ ETF Trust (July 2008 to
November 2008); Chairman and
Trustee, IndexIQ Trust (February
2008 to November 2008); Chief
Operating Officer, the Advisor
(2007 to present); Chief
Operating Officer, IndexIQ (2006
to present); Director, Time Inc.
(2004 to 2006); Managing
Director, McGovern Capital
(2003 to 2004)

David Fogel, 1971	Treasurer,	Since October	Treasurer, Financial Principal	N/A	N/A
	Principal	2008	Officer and Chief Compliance
	Financial Officer		Officer, IndexIQ Trust (2008 to
	and Chief		present); Executive Vice
	Compliance		President, Financial Development
	Officer		HoldCo LLC, d/b/a “IndexIQ”
(2006 to present); Vice President,
Groton Partners LLC (2005 to
2006); Principal, Circle Peak
Capital LLC (2003 to 2005)

(1) The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

(2) Trustees and Officers serve until their successors are duly elected and qualified.

(3) The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the one fund of the IndexIQ Trust advised by the Advisor.

(4) Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The Board of the Trust met three times during the fiscal year ending April 30, 2009.

Standing Board Committees

The Board of Trustees has established three standing committees in connection with its governance of the Fund: the Audit, Nominating, and Valuation Committees.

The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2009, the Audit Committee did not meet.

The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ ETF Trust Nominating Committee. During the fiscal year ended April 30, 2009, the Nominating Committee did not meet.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Ms. Aggarwal and Messrs. Chao, Fogel and Patti serve on the Valuation Committee, which meets on an ad hoc basis. During the fiscal year ended April 30, 2009, the Valuation Committee did not meet.

Trustees’ Ownership of Fund Shares

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of October 1, 2009.

Name of Trustee	Dollar Range of Equity Securities in Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Components Overseen by Trustee in Family of Investment Components(1)

Reena Aggarwal	IQ CPI Inflation Hedged ETF	None	None
	IQ Hedge Equal Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Asset Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Inverse Multi-Strategy Tracker ETF	None
	IQ Hedge Strategy One Tracker ETF	None
	IQ Hedge Strategy Two Tracker ETF	None
	IQ Hedge Dedicated Short Bias Tracker ETF	None
	IQ Hedge Strategy Three Tracker ETF	None
	IQ Hedge Market Directional Tracker ETF	None
	IQ Hedge Absolute Return Tracker ETF	None
	IQ Hedge Relative Value Tracker ETF	None
	IQ ARB Merger Arbitrage ETF	None
	IQ ARB Global Resources ETF	None
	IQ ARB Global Real Estate ETF	None
	IQ ARB Global Infrastructure ETF	None

Gene Chao	IQ CPI Inflation Hedged ETF	None	None
	IQ Hedge Equal Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Asset Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Inverse Multi-Strategy Tracker ETF	None
	IQ Hedge Strategy One Tracker ETF	None
	IQ Hedge Strategy Two Tracker ETF	None
	IQ Hedge Dedicated Short Bias Tracker ETF	None
	IQ Hedge Strategy Three Tracker ETF	None
	IQ Hedge Market Directional Tracker ETF	None
	IQ Hedge Absolute Return Tracker ETF	None
	IQ Hedge Relative Value Tracker ETF	None
	IQ ARB Merger Arbitrage ETF	None
	IQ ARB Global Resources ETF	None
	IQ ARB Global Real Estate ETF	None
	IQ ARB Global Infrastructure ETF	None

Adam S. Patti(2)	IQ CPI Inflation Hedged ETF	None	None
	IQ Hedge Equal Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Asset Weight Multi-Strategy Tracker ETF	None
	IQ Hedge Inverse Multi-Strategy Tracker ETF	None
	IQ Hedge Strategy One Tracker ETF	None
	IQ Hedge Strategy Two Tracker ETF	None
	IQ Hedge Dedicated Short Bias Tracker ETF	None
	IQ Hedge Strategy Three Tracker ETF	None
	IQ Hedge Market Directional Tracker ETF	None
	IQ Hedge Absolute Return Tracker ETF	None
	IQ Hedge Relative Value Tracker ETF	None
	IQ ARB Merger Arbitrage ETF	None
	IQ ARB Global Resources ETF	None
	IQ ARB Global Real Estate ETF	None
	IQ ARB Global Infrastructure ETF	None

(1) “Family of Investment Component” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisers.

(2) Mr. Patti is deemed to beneficially own the securities indicated through his control of the Advisor, who is the registered owner of such security.

Board Compensation

For each in-person quarterly Board Meeting, each Independent Trustee receives $1,500. For each additional in-person meeting, each Independent Trustee receives $1,000 and for any phone meeting, each Independent Trustee receives $500. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the estimated compensation of each Trustee for the fiscal year ending April 30, 2009:

Name of Person, Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)

Reena Aggarwal,	$1,500	N/A	N/A	$4,500
Trustee

Gene Chao,	$1,500	N/A	N/A	$4,500
Trustee

Adam S. Patti,	None	None	None	None
Trustee & Chairman

(1) “Fund Complex” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisers.

Code of Ethics

The Trust, its Advisor, Sub-Advisors and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor, who has in turn delegated the responsibility to the Sub-Advisors. The Sub-Advisors will vote such proxies in accordance with their proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-888-934-0777. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of the date of this SAI, no person owns beneficially or through controlled companies more than 25% of the voting securities of any Fund.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

Advisor

IndexIQ Advisors LLC, the Advisor, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor, subject to the supervision of the Board, provides an investment program for each Fund and is responsible for the retention of sub-advisors to manage the investment of the Fund’s assets in conformity with the stated investment policies of each Fund if the Advisor does not provide these services directly. The Advisor or a sub-advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each of the Funds. The Advisor also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Funds to operate.

The Advisory Agreement will remain in effect for an initial two-year term after the date the first Fund to launch commences operations and will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Funds’ outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice to the Advisor or by the Advisor on 60 days’ written notice to the Trust.

Pursuant to the Advisory Agreement the Advisor is entitled to receive a fee, payable monthly, at the annual rate of 0.75% for each of the Funds other than the IQ CPI Inflation Hedged ETF based on a percentage of each Fund’s average daily net assets. The Advisor is entitled to receive a fee, payable monthly, at the annual rate of 0.48% for the IQ CPI Inflation Hedged ETF based on a percentage of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Funds, the Advisor has agreed to pay all expenses of the Trust, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

The Funds are newly organized and as of the date of this SAI have not yet incurred any advisory fees under the Advisory Agreement.

In addition to providing advisory services, under the Advisory Agreement, the Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Funds’ records; and (v) provides office space and all necessary office equipment and services.

Sub-Advisor

Mellon Capital Management

Mellon Capital Management Corporation (“Mellon”), which is unaffiliated with the Advisor, is expected to serve as the investment sub-advisor to each Fund except the IQ ARB Merger Arbitrage Fund upon such Fund’s commencement of operations pursuant to a sub-advisory agreement with the Advisor (the “Mellon Sub-Advisory Agreement”). Mellon is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of June 30, 2009, Mellon had approximately $153 billion in assets under management. Pursuant to the Mellon Sub-Advisory Agreement, Mellon will manage the investment and reinvestment of the relevant Funds’ assets on an ongoing basis under the supervision of the Advisor.

Esposito Partners

Esposito Partners, LLC (“Esposito”), which is unaffiliated with the Advisor, is expected to serve as the investment sub-advisor to the IQ ARB Merger Arbitrage Fund upon such Fund’s commencement of operations pursuant to a sub-advisory agreement with the Advisor (the “Esposito Sub-Advisory Agreement”). Esposito’s principal offices are located at 300 Crescent Ct., Suite 650, Dallas, TX 75201. As of December 31, 2008, Esposito had approximately $25 million in assets under management. Pursuant to the Esposito Sub-Advisory Agreement, Esposito will manage the investment and reinvestment of the IQ ARB Merger Arbitrage Fund’s assets on an ongoing basis under the supervision of the Advisor.

Portfolio Managers

The Sub-Advisors act as portfolio manager for their respective Funds pursuant to the sub-advisory agreements. Each Sub-Advisor will supervise and manage the investment portfolios of the Funds covered by its sub-advisory agreement and will direct the purchase and sale of such Funds’ investment securities. Each Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of each Fund’s investment objective.

Mellon Capital Management

The portfolios are managed by the Mellon’s Equity Index Strategies Portfolio management team. The individual members of the team responsible for the day-to-day management of the portfolios of the Funds Mellon sub-advises are:

Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with Mellon since June, 2000. Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds. She is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, Equity. Mr. Brown has been with Mellon since August, 1995. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. He is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an MBA from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon since January, 2000. Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios. He is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a BA from Fairfield University.

Esposito Partners

The individual members of the team responsible for the day-to-day management of the portfolios of the Fund Esposito sub-advises are:

Will Martin has been a Portfolio Manager at Esposito since 2006. Mr. Martin has been in the securities industry for over 11 years specializing in compliance, supervision, and trading. He previously worked for UBS in 2006 and Southwest Securities, Inc. from 2004 to 2006. Mr. Martin received a degree in Economics from Oklahoma State University as well as an MBA from Texas A&M Commerce. He currently holds the Series 3, 4, 7, 9, 10, 24, 27, 55, 63, 65 and 87 security registrations.

Marcus Talbert, CFA has been a Portfolio Manager at Esposito since 2008. Mr. Talbert has over six years of experience in the securities industry. From 2006 to 2008, he worked as Senior Portfolio Analyst and Head Trader for Broadway National Bank. Prior to this, from 2004 to 2006, he was an associate on the bond desk for USAA Investment Management Co. Mr. Talbert graduated with a Finance degree from Wofford College and obtained his graduate degree from University of Texas-San Antonio. He holds the Series 7, 66, 55, 86 and 87 security registrations. In addition, Mr. Talbert is a member of the Dallas-Fort Worth CFA Society.

Other Accounts Managed

The following tables provide additional information about other portfolios or accounts managed by the Funds’ portfolio managers as of June 30, 2009.

Total number of other accounts managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Mellon Capital Management
Karen Q. Wong,
Richard A. Brown and
Thomas J. Durante	130	23,842	52	43,686	81	25,236
Esposito Partners
Will Martin and
Marcus Talbert	9	32	0	0	0	0

Material Conflicts Of Interest.

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow Mellon to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation

Mellon Capital Management

Pursuant to the Mellon Sub-Advisory Agreement, the Advisor will pay Mellon on a monthly basis a portion of the net advisory fees it receives from the Funds Mellon is advising, at the annual rate of 0.12% of each such Fund’s average daily net assets up to $100 million and 0.07% of each such Fund’s average daily net assets over $100 million.

The primary objectives of the Mellon’s compensation plans for investment professionals are to:

  Motivate and reward continued growth and profitability

  Attract and retain high-performing individuals critical to the on-going success of Mellon

  Motivate and reward strong business/investment performance

  Create an ownership mentality for all employees

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall Mellon profitability. Therefore, all bonus awards are based initially on Mellon’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon are also eligible to participate in the Mellon Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon’s net income.

Mellon’s portfolio managers responsible for managing mutual funds are paid by Mellon and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Esposito Partners

Pursuant to the Esposito Sub-Advisory Agreement, the Advisor will pay Esposito on a monthly basis a portion of the net advisory fees it receives from the IQ ARB Merger Arbitrage Fund, at the annual rate of 0.08% of such Fund’s average daily net assets up to $100 million and 0.04% of such Fund’s average daily net assets over $100 million.

Esposito’s portfolio managers are compensated through a base salary and a year-end discretionary bonus. Cash compensation is comprised primarily of a market-based base salary and discretionary incentives (annual and long term). Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Compensation is designed to motivate and reward growth and profitability within Esposito’s sub-advisory business.

Ownership of Securities

The portfolio managers do not own Shares of any Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York Mellon (“BNY Mellon” or the “Fund Administrator” or “Administrator”) serves as Administrator for the Funds. BNY Mellon’s principal address is One Wall Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon serves as custodian of Funds’ assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to each Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. The Advisor pays the Custodian fees out of the Advisor’s unified management fee.

BNY Mellon serves as transfer agent and dividend paying agent for the Funds (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Funds. The Advisor pays the Transfer Agent out of the Advisor’s unified management fee.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation and is an affiliate of the Sub-Advisor.

Index Provider

Financial Development HoldCo LLC (“IndexIQ”) is the index provider for the Funds. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Underlying Indexes. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Indexes. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indexes for the operation of the Funds. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indexes. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.10% of their average daily net assets each year for certain distribution-related activities. The Board has resolved not to authorize the payment of Rule 12b-1 fees prior to April 30, 2010. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Funds’ assets. Over time they will increase the cost of your investment, and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

The Trustees have selected the firm of Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, to serve as independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as legal counsel to the Trust.

CERTAIN CONFLICTS OF INTEREST

IndexIQ and the Advisor have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ, the Advisor’s parent entity, serving as index provider for the Funds.

IndexIQ maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ with ultimate responsibility for the Underlying Indexes (the “Index Group”) and the employees of the Advisor with respect to issues related to the maintenance, calculation and reconstitution of the Underlying Indexes (the “Policies and Procedures”).

Changes to the constituents of the Underlying Indexes made by IndexIQ or Standard & Poor’s, as the Underlying Indexes’ calculation agent (the “Calculation Agent”), will be disclosed by IndexIQ and published on its website at www.indexiq.com. Any such IndexIQ announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ employees outside of the Index Group, the Advisor, the relevant Sub-Advisor, or a Fund, is notified of actions prior to the general investing public.

IndexIQ, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non-public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Underlying Indexes. Also, IndexIQ has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using non-public information about pending changes to Underlying Indexes constituents or Index Methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about the an Underlying Index with any personnel of the Advisor or Sub-Advisor responsible for management of the related Fund or any affiliated person. The Advisor also has adopted policies that prohibit personnel responsible for the management of a Fund from sharing any non-public information about the management of the Fund with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating its Underlying Index.

In addition, IndexIQ has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Underlying Indexes on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Underlying Indexes to anyone, and expressly not to the personnel of the Advisor or any sub-advisor responsible for the management of the Funds.

The Index Group personnel responsible for creating and monitoring the Underlying Indexes, the personnel of the Calculation Agent responsible for calculating and maintaining the Underlying Indexes, and the portfolio managers responsible for day-to-day portfolio management of the Fund are employees of separate organizations and are located in physically separate offices. The Calculation Agent is not, and will not be, affiliated with IndexIQ, the Advisor or any sub-advisor. The portfolio manager(s) responsible for day-to-day portfolio management of the Funds are employees of the Sub-Advisors.

Members of the Index Group will not have access to paper or electronic files used by the Advisor or any sub-advisor in connection with their portfolio management activities. Neither the Advisor nor any sub-advisor will have access to the computer systems used by the Calculation Agent nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Underlying Indexes. The Advisor has also adopted Polices and Procedures and a Code of Ethics which require, among other things, any personnel responsible for the management of a Fund and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of the Advisor, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Any sub-advisor will be required to confirm to the Advisor and the Trust that it has adopted policies and procedures and a Code of Ethics to monitor and restrict securities trading by employees with access to Fund portfolio transactions or investment recommendations pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and to provide the Trust with the certification required by Rule 17j-1 under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor and the relevant Sub-Advisor are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Advisor or the Sub-Advisor, and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act of 1934, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Funds will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Funds’ policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

The Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Funds, including the Advisor and the Sub-Advisors. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holding is made available on a daily basis in accordance with the provisions of any Order of the Securities and Exchange Commission (the “SEC”) applicable to the Funds, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

Each Fund will disclose on the Funds’ website (www.indexiq.com) at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its net asset value (the “NAV”) on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Advisor, the relevant Sub-Advisor, the Distributor and the Funds’ administrator, custodian and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Funds Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Funds’ investments on a per-Share basis, the Indicative Intra-Day Value or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Funds’ website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although Funds provide the independent third party calculator with information to calculate the IIV, the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds make no warranty as to the accuracy of the IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on July 1, 2008, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Funds.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Funds’ shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would not be able to meet the Trust’s obligations and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) (the “Alternext”) and FINRA.

Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of a Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the relevant Fund’s portfolio as selected by the Advisor (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of a Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

The Custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange (the “Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Creation and Redemption of Creation Units—Creation—Placement of Creation Orders Using Clearing Process” and “Creation and Redemption of Creation Units—Creation—Placement of Creation Orders Outside Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee.”

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the

Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) of $500 for each creation order. An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The maximum transaction fee will be $500 for each creation order.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Funds, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. A Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund

Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Redemption Transaction Fee”) of $500 for each redemption order. An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage value of the Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) cash redemptions (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). The maximum transaction fee will be $500 for each redemption order. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares, although it has no current intention of doing so. In each instance of such cash creations and redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations and redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing each Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

The value of each Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Funds

In General. Each Fund intends to qualify and elect to be treated as a separate RIC under the Code. To qualify and maintain its tax status as a RIC, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least ninety percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains). As a RIC, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security against a prior gain from a substantially similar portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a four percent excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year, the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Futures Contracts. A Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, a Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-tem capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund Shares by an amount equal to 65% of the Fund shareholder’s proportionate share of the Fund’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Investors considering buying Fund Shares just prior to a distribution should be aware that, although the price of the Fund Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund is also subject to information reporting with respect to any excess inclusion income.

Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund Shares is treated generally as a long-term gain or loss if the Fund Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.

Creation Unit Issues and Redemptions. On an issue of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized

Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate stockholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years beginning on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Gain on a sale of Fund Shares or an exchange of such stockholder’s Shares of the Fund will be exempt from U.S. federal income tax (including withholding at the source) unless (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund Shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and collected through withholding at the source in an amount equal to 10% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2009.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Investments in U.S. Real Property. In general, if a Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. In general, these provisions generally will not apply after December 31, 2009, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of this recently enacted legislation.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

Shareholder inquiries may be made by writing to the Trust, c/o IndexIQ Advisors LLC, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Mellon as a wholly-owned subsidiary of The Bank of New York Mellon Corporation, participates on BNY Mellon’s Proxy Policy Committee (the “PPC”) and has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. Esposito has adopted Proxy Voting Procedures which are applied to those client accounts over which it has been delegated the authority to vote proxies.

In voting proxies, the Sub-Advisor seeks to act solely in the best financial and economic interest of the applicable client. The Sub-Advisor will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, the Sub-Advisor will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The Sub-Adviser will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Mellon Capital Management Corporation Policies and Procedures.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Mellon will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Mellon will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded. A complete copy of the Proxy Policy may be obtained by writing to: Judy Manion at 500 Grant Street, Suite 2600, Pittsburgh, PA 15258.

Esposito Partners, LLC Proxy Voting Procedures.

As a general policy, Esposito will vote proxy proposals, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the client accounts it manages. In voting proxies, Esposito will not consider its own interests or those of its management or affiliates with respect to a particular voting matter.

Polices adopted by Esposito with respect to specific proxy voting matters include the following:

For routine matters, Esposito will vote in accordance with the recommendation of the company’s management or directors (collectively, the “Management”), as applicable, unless, in Esposito’s opinion, such recommendation is not in the best interests of the client.

For non-routine matters a variety of issues may be evaluated. Non-routine issues may involve: a measurable change in the structure, management, control or operation of the company; a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

Esposito may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if it determines that abstaining or not voting is in the best interests of its clients.

Esposito’s chief compliance officer or designee is responsible for the implementation, monitoring and review of Esposito’s proxy voting policies and procedures.

If Esposito determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, Esposito will address matters involving such conflicts of interest as determined in its complete Proxy Voting Procedures.

Esposito will furnish a copy of its Proxy Voting Procedures and any related procedures to each advisory client upon request. Upon request, Esposito will also disclose to an advisory client the proxy voting history for its account. A complete copy of the Proxy Voting Procedures may be obtained by writing to: Esposito Partners, LLC at 300 Crescent Court, Suite 650, Dallas, TX 75201.

A-1

PART C

OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust (“Trust Instrument”) of IndexIQ ETF Trust (“Registrant”).*

(b) By-Laws of Registrant.*

(c) Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)*

(d)(1) Form of Advisory Agreement between the Registrant and IndexIQ Advisors LLC (“Investment Advisor”), as adviser for the Registrant and each of its investment portfolios (the “Funds”).*

(d)(2) Form of Sub-Advisory Agreement between the Investment Advisor and Mellon Capital Management Corporation (“Mellon”), as sub-advisor for each Fund except the IQ ARB Merger Arbitrage ETF.*

(d)(3) Form of Sub-Advisory Agreement between the Investment Advisor and Esposito Partners, LLC (“Esposito,” and, together with Mellon, the “Sub-Advisors” or, individually, a “Sub-Advisor”), as sub-advisor for the IQ ARB Merger Arbitrage ETF.**

(e) Distribution Agreement between ALPS Distributors, Inc. (“Distributor”) and the Registrant.*

(f) Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York Mellon.*

(h)(1) Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.*

(h)(2) Transfer Agency Agreement between the Registrant and The Bank of New York Mellon.*

(h)(3) Form of Sub-License Agreement among the Registrant, the Investment Advisor and Financial Development Holdco LLC (“IndexIQ”).*

(i) Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.

(j)(1) Consent of Katten Muchin Rosenman LLP (included in Exhibit 23(i) hereto).

(k) Not applicable.

(l) Not applicable.

(m) Not applicable.

(n) Not applicable.

(o) Reserved.

(p)(1) Code of Ethics for the Registrant.*

(p)(2) Code of Ethics for the Investment Advisor.*

(p)(3) Code of Ethics for Mellon.*

(p)(4) Code of Ethics for the Distributor.*

(p)(5) Code of Ethics for Esposito.**

(q) Powers of Attorney executed by Reena Aggarwal, Gene Chao and Adam S. Patti.*

* previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed February 4, 2009.

** previously filed as part of Post-Effective Amendment No. 2 to the Registration Statement filed June 29, 2009.

Item 24. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification

     Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify ALPS Distributors, Inc. against certain liabilities.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor and the Sub-Advisors is found under the caption “Service Providers—Investment Advisor” and “—Sub-Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” and “—Sub-Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor and the Sub-Advisors provide investment advisory services to other persons or entities other than the Registrant.

Item 27. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, AirShares EU Carbon Allowances Fund, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) The following is a list of the directors and executive officers of the Distributor, each having an address care of the Distributor:

Edmund J. Burke	Director
Jeremy O. May	Director
Spencer Hoffman	Director
Thomas Carter	President, Director
Richard Hetzer	Executive Vice President
John C. Donaldson	Vice President, Chief Financial Officer
Diana M. Adams	Vice President, Controller, Treasurer
Robert J. Szydlowski	Vice President, Chief Technology Officer
Tané Tyler	Vice President, General Counsel, Secretary
Brad Swenson	Vice President, Chief Compliance Officer
Kevin J. Ireland	Vice President, Director of Institutional Sales
Mark R. Kiniry	Vice President, National Sales Director-Investments

The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

*This list does not serve as an admission that the Trust considers all of these persons listed to be officers of investment companies having the same Investment Advisor, Sub-Advisor or Distributor or having an Investment Advisor, Sub-Advisor or Distributor that directly or indirectly controls, is controlled by or is under common control with the Investment Advisor, Sub-Advisor or Distributor.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

     IndexIQ Advisors LLC
     800 Westchester Avenue, Suite N611
     Rye Brook, NY 10573

     The Bank of New York
     One Wall Street
     New York, NY 10286

     Mellon Capital Management Corporation
     50 Fremont Street, Suite 3900
     San Francisco, California 94105

     Esposito Partners, LLC
     300 Crescent Ct., Suite 650
     Dallas, TX 75201

     ALPS Distributors, Inc.
     1625 Broadway, Suite 2200
     Denver, CO 80202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rye Brook, and State of New York on this 22nd day of October, 2009.

INDEXIQ ETF TRUST

By:	* Adam S. Patti President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name		Title	Date
* Reena Aggarwal		Trustee	October 23, 2009

* Gene Chao		Trustee	October 23, 2009

* Adam S. Patti		Chairman, Trustee, President and Principal Executive Officer	October 23, 2009

/s/ David Fogel David Fogel		Chief Compliance Officer, Treasurer and Principal Financial Officer	October 23, 2009

	*By:	/s/ Gregory D. Bassuk Gregory D. Bassuk, Attorney in fact